SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 1, 2004 (June 30, 2004)

Aegis Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14315	75-2050538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7880 Bent Branch Drive, Suite 150, Irving, Texas  75063

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:

(972) 830-1800

Item 5.                    Other Events.

On June 30, 2004, the Registrant announced that its client, AT&T, was scaling back outbound acquisition services as of August 1, 2004, currently valued at 20% of the registrant’s revenues.  These activities represented some of the registrant’s higher margin business.

The registrant issued a press release announcing this event on June 30, 2004, a copy of which is attached as Exhibit 99.1.

Item 7.                    Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated June 30, 2004 announcing that AT&T was scaling back its outbound acquisition activities as of August 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2004	AEGIS COMMUNICATIONS GROUP, INC.

	By:	/s/	John Scot Brunke
John Scot Brunke
President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated June 30, 2004 announcing that AT&T was scaling back its outbound acquisition activities as of August 1, 2004.